[FLAG GRAPHICS OMITTED]

GABELLI GLOBAL OPPORTUNITY FUND

ANNUAL REPORT
DECEMBER 31, 1999

                                  [PHOTO OF MARC GABELLI & CAESAR BRYAN OMITTED]

                                                MARC J. GABELLI AND CAESAR BRYAN
                                                              PORTFOLIO MANAGERS

TO OUR SHAREHOLDERS,

      Worldwide equity markets rode a wave of prosperity through the fourth quarter of 1999. Following the lead of the American market indicators, particularly the Nasdaq Index, markets around the world continued their rebounds. Europe as a whole is in a good position, as companies and countries on the continent finally appear to be getting the hang of free-market economic tactics. Japan is in its best position in years. Emerging markets look strong. The U.S. economy, which may have some investors worried, remains strong. The Gabelli Global Opportunity Fund profited from all of these positive dynamics in 1999, posting outstanding returns and leaving itself in a strong position looking ahead to 2000.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Global Opportunity Fund's (the "Fund") total return was 38.92%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 23.79% and 17.35% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Fund was up an impressive 79.21% for 1999. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 36.08% and 26.82%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through December 31, 1999, the Fund had a cumulative total return of 97.30%, which equates to an average annual total return of 51.19%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                        Quarter
                                  -----------------------------------------------------
                                    1st           2nd             3rd              4th              Year
                                    ---           ---             ---              ---              ----
1999:  Net Asset Value .......    $11.47        $13.00           $13.61          $18.03            $18.03
       Total Return ..........      8.7%         13.3%             4.7%           38.9%             79.2%
------------------------------------------------------------------------------------------------------------
1998:  Net Asset Value .......       --         $10.23            $9.69          $10.55            $10.55
       Total Return ..........       --           2.3%(b)         (5.3)%          13.7%             10.1%(b)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Average Annual Returns - December 31, 1999 (a)
               ----------------------------------------------

  1 Year .......................................................  79.21%
  Life of Fund (b) .............................................  51.19%
--------------------------------------------------------------------------------

                            Dividend History
-------------------------------------------------------------------------
Payment (ex) Date           Rate Per Share            Reinvestment Price
-----------------           --------------            ------------------
December 27, 1999               $0.850                      $17.48
December 28, 1998               $0.450                      $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THE GABELLI GLOBAL OPPORTUNITY FUND, THE LIPPER GLOBAL FUND AVERAGE AND
                       THE MORGAN STANLEY WORLD FREE INDEX

[Line graph omitted--plot points as follows]

                    GABELLI GLOBAL     LIPPER GLOBAL     MORGAN STANLEY
                   OPPORTUNITY FUND     FUND AVERAGE    WORLD FREE INDEX
      5/11/98          $10,000            $10,000           $10,000
      12/31/98          11,009              9,922            10,613
      12/31/99          19,729             13,459            13,501

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

OUR INVESTMENT OBJECTIVE

      The Gabelli Global Opportunity Fund seeks to find investment opportunities globally. We strive to identify stocks that are attractively priced relative to their intrinsic value. The economies of the world have entered a period of what we envision to be a long term sustainable growth never experienced during any other period of history. With the end of the "Cold War" and the transition from closed to open market economies, the global arena for market opportunities has expanded and should continue to grow. The continued development of the free trade zones of North America and South America, Europe, and the Asia Pacific region should add to this long term expansion.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

[Pie chart omitted--plot points as follows]

Europe                        38.9%
United States                 21.0%
Japan                         18.1%
Canada                         5.3%
Asia/Pacific Rim               3.0%
South Africa                   1.1%
Cash                          12.6%

COMMENTARY

      In 1999, multimedia stocks skyrocketed. Every industry group sector in our portfolio performed well. We did a solid job picking stocks. However, we must also credit widespread investor recognition of the exceptional prospects for multimedia businesses and global investing for our success.

      Wireless communications companies stood out during a year in which virtually every multimedia industry sector contributed to returns. Why did investors "discover" wireless in 1999? The development of seamless national networks, better transmission and handset technology, and significantly lower costs to consumers combined to alert investors to the enormous growth potential of wireless. We now have Internet access through cellular telephones. In the future, we will be able to link our personal computers to the Internet via wireless systems. Ultimately, the "Wireless World" may be even bigger than the "Wired World" envisioned by Microsoft co-founder and venture capitalist Paul Allen.

      After several relatively disappointing years, broadcast and publishing stocks were also stellar performers. Ironically, these "old media" companies are benefiting substantially from a flood of advertising dollars coming from "new media" Internet companies, which recognize the best way to build brand recognition is through radio, television, newspaper, and magazine ads.

      The Fund was also buoyed by much better performance from its Japanese, Southeast Asian, and Latin American investments,which in recent years have been restrained by the economic and stock market malaise in their regions and individual countries. The realistic potential for synchronized global economic growth should help our international portfolio holdings contribute more consistently to performance.

      Economic growth is gathering steam in Europe with improvements in various indicators of both business and consumer confidence. Most pleasing is the apparent improvement in Germany, the largest European economy and a recent laggard. The German market was given a shot in the arm at the end of the year when the Government announced plans to remove the capital gains tax of 50% on corporate equity holdings. This plan, if it goes into effect, will have a major impact on the German economy. Following World War II, German banks and insurance companies financed, and took major stakes in, many large companies. However, these stakes became static and prevented a reorganization of corporate Germany. We believe this proposal is a major step forward and will result in an improvement of the competitive position of the German economy.

      The Euro has now been in existence for one year. Its first year of life has largely been successful, despite its fall from about $1.18 per euro to just over $1.00 per euro during the year. This fall has helped improve Euroland's competitive position and we expect some recovery this year. But, more importantly, the introduction of the Euro is a necessary step to the creation of a single market. Companies in Europe are now busily consolidating various sectors. Merger and acquisition activity in Europe was at record levels in 1999, and we expect more of the same in 2000. Merger and acquisition activity will provide a solid support for equity markets.

      For example, the telecommunications sector is likely to consolidate further. At year-end, Vodafone's hostile bid for Mannesmann was just warming up. This combination, should it occur, would create the world's largest mobile phone company. As a result, we expect many of the smaller players in Europe will be purchased by a handful of larger companies seeking scale. We also expect further merger activity in many other industry sectors, particularly pharmaceuticals, media and broadcasting, and financial services.

      Japan is the only major industrialized country that is not experiencing rising interest rates. This is because their economy remains precariously positioned despite quite healthy growth earlier in the year. The Bank of Japan remains concerned that the economy can not withstand higher interest rates and has therefore committed itself to a near zero percent interest rate policy.

      The Tokyo equity market was a profitable place for investors in 1999, but strong performance was generated by a fairly narrow group of mostly technology and telecommunications companies. Valuations in these sectors are stretched, and for the Japanese market to continue to do well we would expect to see some broadening in the market.

      Across the board, equity valuations are extended relative to their history and to bond yields. Markets have little room for disappointment. Although interest rates have risen, equity markets appear to believe this reflects a return to normalcy following the Asian meltdown rather than a reaction to higher inflation. Inflation must continue to behave or central banks will have to tighten interest rates further. Free trade, global competition and advances in technology have kept consumer prices in check and labor shortages have appeared. Pricing in many industries is still very tight - just ask a product manager at a consumer products company.

      Looking ahead, we will continue to emphasize companies that have some pricing power, a differential product or franchise and growth potential. With markets probably experiencing greater volatility, we believe valuations will become increasingly important. We will continue to pay close attention to levels of valuation and remain extremely skeptical of valuations based on multiples of sales closer in number to my age than my child's. Also, in a more challenging environment, we will remain very diversified by stock sector and country.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

BCE INC. (BCE - $90.1875 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $67.1875 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $101.00 - NYSE), Teleglobe (TGO - $22.6875 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.84 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

CANAL + (CNLP.PA - $145.55 - PARIS STOCK EXCHANGE) is Europe's leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

CITIZENS UTILITIES CO. (CZN - $14.1875 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $18.75 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 900,000 rural access lines in 11 states for $2.8 billion. CZN intends to finance the transactions by divesting its public services operations. It has already announced the sale of its water operations to American Water Resources for $835 million. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens has monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

KDD CORP. (9431.T - $138.59 - TOKYO STOCK EXCHANGE) provides international telecommunications services in Japan. The company's services include telephone, telex, circuit leasing, data communications, and data transfer. KDD completed the JIH (a nationwide fiber-optic network) in the spring of this year, augmenting the existing fiber-optic network it inherited from its merger with TWJ, forming the most extensive fiber-optic network in the country. KDD is reportedly discussing a joint venture with American providers Qwest Communications and SBC.

JAPAN TELECOM CO. LTD. (9434.T - $40,129.20 - TOKYO STOCK EXCHANGE) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph & Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecommunications and AT&T have each recently taken a significant stake in Japan Telecom and Vodafone AirTouch is a partner in its cellular operations.

MANNESMANN AG (MMN - $243.75 - FRANKFURT STOCK EXCHANGE) is a Germany-based conglomerate with market leading operations in engineering, automotive, and telecommunications. Mannesmann has focused on its telecommunications activities in recent years. Today, it holds majority stakes in two of the top three European mobile operators, Omnitel in Italy and Mannesmann D2 in Germany. It also has a 15% stake in SFR, the French mobile operator, and recently won the fourth mobile license in Austria. As of November, it has a majority stake in Orange plc. Mannesmann is active in fixed network communications as the 1 competitor in Germany, Italy, France and Austria. The company is currently the target of a hostile takeover attempt by Vodafone AirTouch, plc.

NINTENDO CO. LTD. (7974.T - $166.19 - TOKYO STOCK EXCHANGE) is best known for its hand-held game machine called Game Boy. Nintendo is expected to soon introduce its next generation Game Boy, which is likely to have interactive capabilities. In addition, the company is also expected to introduce a replacement for the Nintendo 64 system to be called Dolphin. Nintendo is the leading electronic games company with a very strong balance sheet and a large amount of net cash.

OMNIPOINT CORP. (OMPT - $120.625 - NASDAQ) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per share of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

SONY CORP. (6758.T - $296.57 - TOKYO STOCK EXCHANGE) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

TELEPHONE & DATA SYSTEMS INC. (TDS - $126.00 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $100.9375 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $60.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

TOKYO BROADCASTING SYSTEM INC. (9401.T - $33.87 - TOKYO STOCK EXCHANGE) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.

VIVENDI (EX.PA - $90.30 - PARIS STOCK EXCHANGE) is France's largest environmental services company, engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. will begin offering additional classes of Fund shares in March 2000. For existing shareholders, Class AAA shares remain no-load. At the same time, however, different types and combinations of sales charge arrangements for Class A, Class B and Class C shares are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that the institution of multiple classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, the offering of additional classes of Fund shares will not diminish the ability of existing and future shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      Looking back on 1999, it is safe to say that the economy, by all indicators, was blazing away full speed ahead. Being value investors, however, we like to point out that although the markets were up, losers outnumbered winners and the tremendous gains were fueled by a narrow group of outstanding stocks. There are, therefore, significant numbers of undervalued stocks in the global markets, and our challenge in 2000 will be to find them. After our tremendous year in 1999 it would be imprudent if not impossible to predict a repeat next year. Our investment approach will not change, however, and we feel confident that we will be able to find stocks with good growth potential selling at bargain prices. Only time will tell.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


                    /s/ signature                   /s/ signature
                    MARC J. GABELLI                 CAESAR BRYAN
                    Portfolio Manager               Portfolio Manager


                                                    /s/ signature
                                                    IVAN ARTEAGA, CFA
                                                    Associate Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
   Invik & Co. AB                              Kyocera Corp.
   Canal +                                     Merrill Lynch & Co.
   Omnipoint Corp.                             Gruppo Editoriale L'Espresso SpA
   KDD Corp.                                   BroadWing Inc.
   Japan Telecom Co. Ltd.                      Citizens Utilities Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                        COST             VALUE
    ------                                        ----             ------
             COMMON STOCKS -- 83.9%
             AEROSPACE -- 0.1%
     3,002   British Aerospace plc ..........  $    11,071       $    19,878
                                               -----------       -----------
             AUTOMOTIVE -- 0.7%
     2,700   General Motors Corp. ...........      184,985           196,256
                                               -----------       -----------
             BROADCASTING -- 7.3%
     3,650   Audiofina ......................      167,784           275,735
        15   Fuji Television Network Inc. ...       87,312           205,540
    29,800   Granada Group plc ..............      270,491           302,053
    15,000   Mediaset SpA ...................      144,234           233,279
     1,000   Nippon Broadcasting
                System Inc. .................       80,854            87,110
       500   NRJ SA .........................      105,633           344,228
    30,000   Publishing &
                Broadcasting Ltd. ...........      182,322           229,053
     1,000   Spanish Broadcasting
                System Inc.+ ................       20,000            40,250
     7,000   Tokyo Broadcasting
                System Inc. .................      100,702           237,056
                                               -----------       -----------
                                                 1,159,332         1,954,304
                                               -----------       -----------
             BUILDING AND CONSTRUCTION -- 1.1%
    10,300   CRH plc ........................      199,108           221,811
     8,000   Sekisui House Ltd. .............       87,169            70,862
                                               -----------       -----------
                                                   286,277           292,673
                                               -----------       -----------
             BUSINESS SERVICES -- 3.7%
     5,000   Asatsu-DK Inc. .................      149,958           337,673
       150   PubliGroupe SA .................      146,142           148,370
     3,878   Vivendi ........................      243,975           350,138
     2,200   Young & Rubicam Inc. ...........       67,069           155,650
                                               -----------       -----------
                                                   607,144           991,831
                                               -----------       -----------
             CABLE -- 2.7%
     2,000   MediaOne Group Inc.+ ...........      110,287           153,625
     1,750   NTL Inc.+ ......................       70,362           218,312
     5,000   UnitedGlobalCom Inc., Cl. A+ ...       64,063           353,125
                                               -----------       -----------
                                                   244,712           725,062
                                               -----------       -----------
             COMMUNICATIONS EQUIPMENT -- 4.2%
    18,000   Furukawa Electric Co. Ltd. .....      146,739           273,074
     4,300   GN Store Nord A/S ..............      156,645           212,413
     1,000   Mannesmann AG ..................      154,879           243,755
     7,000   Marconi plc ....................       52,374           123,700
     4,900   Telelogic AB+ ..................      170,527           260,320
                                               -----------       -----------
                                                   681,164         1,113,262
                                               -----------       -----------



                                                                   MARKET
    SHARES                                        COST             VALUE
    ------                                        ----             ------
             COMPUTER SOFTWARE AND SERVICES -- 0.7%
     3,000   Aspiro Information AB ..........  $   106,923       $   125,176
     1,000   Korea Thrunet Co. Ltd., Cl. A+ .       18,000            67,875
                                               -----------       -----------
                                                   124,923           193,051
                                               -----------       -----------
             CONSUMER PRODUCTS -- 3.7%
     1,220   Christian Dior SA ..............      173,856           302,296
       100   Compagnie Financiere
                Richemont AG ................      166,456           238,648
     4,000   KAO Corp. ......................       84,729           114,124
     1,000   Nintendo Co. Ltd. ..............      179,962           166,194
     5,000   Sega Enterprises Ltd. ..........      107,221           159,049
                                               -----------       -----------
                                                   712,224           980,311
                                               -----------       -----------
             CONSUMER SERVICES -- 0.3%
     5,000   Rollins Inc.                           85,250            75,000
                                               -----------       -----------
             ELECTRONICS -- 3.6%
     1,500   Kyocera Corp. ..................      154,558           389,057
     1,000   Sony Corp. .....................      130,637           296,565
     1,000   Sony Corp., ADR ................      113,113           284,750
                                               -----------       -----------
                                                   398,308           970,372
                                               -----------       -----------
             ENERGY AND UTILITIES -- 1.0%
     2,000   BP Amoco plc, ADR ..............       93,157           118,625
     2,500   Schlumberger Ltd. ..............      123,096           140,625
       484   Transocean Sedco Forex Inc. ....       14,726            16,305
                                               -----------       -----------
                                                   230,979           275,555
                                               -----------       -----------
             ENTERTAINMENT -- 5.7%
     3,700   Canal Plus .....................      243,995           538,526
     6,088   Liberty Media Group, Cl. A+ ....      118,259           345,494
    50,000   Rank Group plc .................      199,840           159,511
     4,500   Seagram Co. ....................      194,225           202,219
     5,000   USA Networks Inc.+ .............      166,080           276,250
                                               -----------       -----------
                                                   922,399         1,522,000
                                               -----------       -----------
             EQUIPMENT AND SUPPLIES -- 0.8%
     4,000   THK Co. Ltd. ...................       85,116           161,691
     4,000   Toyo Seikan Kaisha Ltd. ........       81,824            57,943
                                               -----------       -----------
                                                   166,940           219,634
                                               -----------       -----------
             FINANCIAL SERVICES -- 11.7%
       800   Allianz AG .....................      271,239           268,734
     2,000   AXA-UAP ........................      285,927           278,807
     2,000   Banque Nationale de Paris ......      168,626           184,528
     3,000   Citigroup Inc. .................      141,195           166,687
     5,000   Invik and Co. AB, Cl. B ........      359,167           593,559
    25,000   Mediolanum SpA .................      200,323           327,356

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                        COST             VALUE
    ------                                        ----             ------
             COMMON STOCKS (Continued)
             FINANCIAL SERVICES (Continued)
     5,000   Mellon Financial Corp. .........  $   173,822       $   170,312
     4,500   Merrill Lynch & Co. Inc. .......      353,912           375,750
       900   Morgan (J.P.) & Co. Inc. .......       91,742           113,962
    17,000   Nikko Securities Co. Ltd. ......      168,537           215,141
    10,000   Prudential plc .................      163,881           197,067
     6,500   Schroders plc ..................      144,491           130,823
    10,000   Skandinaviska Enskilda
                Banken, Cl. A ...............      135,349           101,081
                                               -----------       -----------
                                                 2,658,211         3,123,807
                                               -----------       -----------
             FOOD AND BEVERAGE -- 0.5%
    25,800   Foster's Brewing Group Ltd. ....       69,207            74,018
     5,100   Whitman Corp. ..................       97,736            68,531
                                               -----------       -----------
                                                   166,943           142,549
                                               -----------       -----------
             HEALTH CARE -- 3.1%
       240   Novartis AG ....................      374,805           352,396
        19   Roche Holding AG ...............      226,415           225,523
     3,500   Sanofi Synthelabo SA ...........      161,020           145,739
     8,000   SmithKline Beecham plc .........      111,850           102,087
                                               -----------       -----------
                                                   874,090           825,745
                                               -----------       -----------
             HOTELS AND GAMING -- 0.7%
    13,000   Mirage Resorts Inc.+ ...........      211,425           199,062
                                               -----------       -----------
             METALS AND MINING -- 3.3%
     3,000   Anglogold Ltd., ADR ............       67,525            77,062
    20,000   Antofagasta Holdings plc .......      109,477           140,047
     5,000   Barrick Gold Corp. .............       98,475            88,437
     8,300   Harmony Gold
                Mining Co. Ltd. .............       37,858            53,266
    22,800   Harmony Gold
                Mining Co. Ltd., ADR ........      130,000           143,213
     3,500   Newmont Mining Corp. ...........       74,706            85,750
     6,000   Placer Dome Inc. ...............       75,363            64,500
     2,700   Stillwater Mining Co.+ .........       49,506            86,063
    25,000   WMC Ltd. .......................      115,458           137,865
                                               -----------       -----------
                                                   758,368           876,203
                                               -----------       -----------
             PUBLISHING -- 5.5%
    10,000   Arnoldo Mondadori
                Editore SpA+ ................      157,737           317,284
    32,067   Gruppo Editoriale
                L'Espresso SpA ..............       87,079           371,117
    34,000   Independent News and
                Media plc ...................      160,733           222,945
     7,000   News Corp. Ltd., ADR ...........      202,206           267,750



                                                                   MARKET
    SHARES                                        COST             VALUE
    ------                                        ----             ------
     8,000   Schibsted ASA ..................  $    95,193       $   148,712
    12,000   United News & Media plc ........      122,561           152,937
                                               -----------       -----------
                                                   825,509         1,480,745
                                               -----------       -----------
             RETAIL -- 1.1%
     2,000   Ito Yokado Co. Ltd. ............      135,479           217,285
    25,000   Sagami Co. Ltd. ................       68,443            57,502
     1,000   Tsutsumi Jewelry Co. Ltd .......       27,759            27,405
                                               -----------       -----------
                                                   231,681           302,192
                                               -----------       -----------
             SATELLITE -- 0.9%
     1,600   Societe Europeenne
                des Satellites ..............      239,511           227,236
                                               -----------       -----------
             TELECOMMUNICATIONS -- 16.6%
     3,000   BCE Inc. .......................      147,838           270,563
     3,500   Bell Atlantic Corp. ............      212,725           215,469
    10,000   BroadWing Inc.+ ................      228,313           368,750
     6,250   Cable & Wireless plc, ADR ......      230,134           330,859
    25,180   Citizens Utilities Co., Cl. B+ .      262,793           357,241
        15   DDI Corp. ......................      109,860           205,540
    12,500   Electric Lightwave Inc., Cl. A+       138,000           234,375
     5,125   Global Crossing Ltd.+ ..........       82,313           256,250
        10   Japan Telecom Co. Ltd. .........       93,228           401,292
     2,000   Jazztel plc, ADR+ ..............       34,894           130,250
     3,000   KDD Corp. ......................      206,970           415,778
    15,000   Manitoba Telecom
                Services Inc. ...............      190,152           223,415
        16   Nippon Telegraph &
                Telephone Corp. .............      153,299           274,053
    10,500   Rogers Communications
                Inc., Cl. B, ADR+ ...........      170,881           259,875
     1,500   Telecom Italia SpA, ADR ........      140,318           210,000
     3,714   Telefonica SA, ADR .............      162,549           292,710
                                               -----------       -----------
                                                 2,564,267         4,446,420
                                               -----------       -----------
             WIRELESS COMMUNICATIONS -- 4.9%
     3,500   Omnipoint Corp.+ ...............       62,155           422,188
    30,000   Telecom Italia Mobile
                SpA, ADR ....................      178,389           335,112
     2,300   Telephone & Data
                Systems Inc. ................       86,665           289,800
     7,000   Telesystem International
                Wireless Inc.+ ..............      186,859           257,499
                                               -----------       -----------
                                                   514,068         1,304,599
                                               -----------       -----------
              TOTAL COMMON STOCKS ...........   14,859,781        22,457,747
                                               -----------       -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                   MARKET
    SHARES                                        COST             VALUE
    ------                                        ----             ------
             PREFERRED STOCK -- 0.0%
             AEROSPACE -- 0.0%
       948   British Aerospace plc, Pfd. ....  $     1,512       $     1,508
                                               -----------       -----------
 PRINCIPAL
  AMOUNT
 ---------
             U.S. GOVERNMENT OBLIGATIONS -- 12.1%
$3,270,000   U.S. Treasury Bills,
                5.04% to 5.42%++,
                due 01/13/00 to 03/30/00 ....    3,247,370         3,248,000
                                               -----------       -----------
             TOTAL
                INVESTMENTS -- 96.0% ........  $18,108,663        25,707,255
                                               ===========
             OTHER ASSETS AND
                LIABILITIES (NET) -- 4.0% ................         1,071,967
                                                                 -----------
             NET ASSETS -- 100.0%
                (1,485,599 shares outstanding) ...........       $26,779,222
                                                                 ===========
             NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ..........................            $18.03
                                                                      ======

                                                                    VALUE
                                                                    -----
----------------
             For Federal tax purposes:
             Aggregate cost ..............................       $18,108,853
                                                                 ===========
             Gross unrealized appreciation ...............       $ 7,898,450
             Gross unrealized depreciation ...............          (300,048)
                                                                 -----------
             Net unrealized appreciation .................       $ 7,598,402
                                                                 ===========

----------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                                              % OF
                                             MARKET                MARKET
GEOGRAPHIC DIVERSIFICATION                    VALUE                VALUE
--------------------------                   ------             -----------
Europe .................................      38.9%             $10,006,879
North America ..........................      38.9%               9,995,592
Japan ..................................      18.1%               4,654,682
Asia/Pacific Rim .......................       3.0%                 776,561
South Africa ...........................       1.1%                 273,541
                                             -----              -----------
                                             100.0%             $25,707,255
                                             =====              ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost $18,108,663) .................       $25,707,255
    Cash and foreign currency,
      at value (Cost $1,041,353) .............................         1,082,051
    Dividends, interest and reclaims receivable ..............            10,566
    Receivable for investments sold ..........................           216,000
    Receivable for Fund shares sold ..........................             9,000
    Receivable from adviser ..................................            32,300
    Deferred organizational expenses .........................            26,651
    Other assets .............................................             2,850
                                                                     -----------
    TOTAL ASSETS .............................................        27,086,673
                                                                     -----------
LIABILITIES:
    Payable for investments purchased ........................           146,142
    Payable for investment advisory fees .....................            77,621
    Payable for distribution fees ............................             4,886
    Payable to custodian .....................................             2,400
    Payable to adviser .......................................            40,000
    Other accrued expenses ...................................            36,402
                                                                     -----------
    TOTAL LIABILITIES ........................................           307,451
                                                                     -----------
    NET ASSETS applicable to 1,485,599
      shares outstanding .....................................       $26,779,222
                                                                     ===========
NET ASSETS CONSIST OF:
    Capital stock, at par value ..............................             1,486
    Additional paid-in capital ...............................        19,134,213
    Accumulated net realized gain on investments
      and foreign currency transactions ......................             4,837
    Net unrealized appreciation on investments
      and foreign currency transactions ......................         7,638,686
                                                                     -----------
    TOTAL NET ASSETS .........................................       $26,779,222
                                                                     ===========
    NET ASSET VALUE, offering and redemption
      price per share ($26,779,222 / 1,485,599
      shares outstanding; 200,000,000 shares
      authorized of $0.001 par value) ........................            $18.03
                                                                          ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $10,901) ..............       $   128,214
   Interest .................................................            34,707
                                                                    -----------
   TOTAL INVESTMENT INCOME ..................................           162,921
                                                                    -----------
EXPENSES:
   Investment advisory fees .................................           116,948
   Distribution fees ........................................            29,287
   Legal and audit fees .....................................            18,814
   Custodian fees ...........................................            15,869
   Shareholder communications expenses ......................            15,093
   Registration fees ........................................            12,219
   Organizational expenses ..................................             8,045
   Shareholder services fees ................................             6,716
   Directors' fees ..........................................               481
   Interest expense .........................................             3,868
   Miscellaneous expenses ...................................             3,838
                                                                    -----------
   TOTAL EXPENSES ...........................................           231,178
                                                                    -----------
   Less: Expense reimbursement ..............................          (110,241)
                                                                    -----------
   TOTAL NET EXPENSES .......................................           120,937
                                                                    -----------
   NET INVESTMENT INCOME ....................................            41,984
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments and
      foreign currency transactions .........................         1,126,064
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ..........................................         7,506,982
                                                                    -----------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS .................................         8,633,046
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................       $ 8,675,030
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED          PERIOD ENDED
                                                                             DECEMBER 31, 1999    DECEMBER 31, 1998 +
                                                                             -----------------    -------------------
OPERATIONS:
    Net investment income ............................................          $    41,984          $   48,310
    Net realized gain on investments and foreign currency transactions            1,126,064             190,596
    Net change in unrealized appreciation on investments
      and foreign currency transactions ..............................            7,506,982             131,704
                                                                                -----------          ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............            8,675,030             370,610
                                                                                -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ............................................                   --             (48,310)
    In excess of net investment income ...............................                   --             (31,596)
    Net realized gain on investments .................................           (1,126,064)           (159,812)
    In excess of net realized gain on investments ....................              (36,335)                 --
                                                                                -----------          -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................           (1,162,399)           (239,718)
                                                                                -----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share transactions .......           13,400,561           5,735,138
                                                                                -----------          ----------
    NET INCREASE IN NET ASSETS .......................................           20,913,192           5,866,030
NET ASSETS:
    Beginning of period ..............................................            5,866,030                  --
                                                                                -----------          ----------
    End of period ....................................................          $26,779,222          $5,866,030
                                                                                ===========          ==========

----------
+ From commencement of investment operations on May 11, 1998 through December 31, 1998.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease accumulated undistributed net investment income for $42,693 with an offsetting adjustment to accumulated undistributed net realized gain on investments and foreign currency transactions.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued)
================================================================================

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.00% of the value of the Fund's average daily net assets. For the year ended December 31, 1999, the Adviser reimbursed the Fund in the amount of $110,241.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $29,287, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $13,775,200 and $5,243,181, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $445 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1999.

The average daily amount of borrowings outstanding within the year ended December 31, 1999 was $588,953, with a related weighted average interest rate of 5.49%. The maximum amount borrowed at any time during the year ended December 31, 1999 was $720,000.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                        YEAR ENDED                   PERIOD ENDED
                                                     DECEMBER 31, 1999             DECEMBER 31, 1998
                                               ----------------------------   ----------------------------
                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                               ------------    ------------   ------------    ------------
Shares sold ................................      1,044,063    $14,882,079       2,576,620    $ 26,801,277
Shares issued upon reinvestment of dividends         64,561      1,128,468          22,028         227,773
Shares redeemed ............................       (179,073)    (2,609,986)     (2,042,600)    (21,293,912)
                                               ------------    -----------    ------------    ------------
      Net increase .........................        929,551    $13,400,561         556,048    $  5,735,138
                                               ============    ===========    ============    ============

10. NEW SHARE CLASSES. On December 7, 1998, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement. Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. On July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period.

                                                               YEAR ENDED          PERIOD ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998+
                                                            -----------------   ------------------
OPERATING PERFORMANCE:
     Net asset value, beginning of period ...............      $    10.55           $    10.00
                                                               ----------           ----------
     Net investment income ..............................            0.03                 0.09
     Net realized and unrealized gain on investments ....            8.30                 0.91
                                                               ----------           ----------
     Total from investment operations ...................            8.33                 1.00
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................              --                (0.09)
     In excess of net investment income .................              --                (0.06)
     Net realized gain on investments ...................           (0.82)               (0.30)
     In excess of net realized gain on investments ......           (0.03)                  --
                                                               ----------           ----------
     Total distributions ................................           (0.85)               (0.45)
                                                               ----------           ----------
     NET ASSET VALUE, END OF PERIOD .....................      $    18.03           $    10.55
                                                               ==========           ==========
     Total return++ .....................................           79.2%                10.1%
                                                               ==========           ==========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's) ...............      $   26,779           $    5,866
     Ratio of net investment income to average net assets           0.36%                1.72%(a)
     Ratio of operating expenses
          to average net assets before reimbursement (b)            1.97%                4.77%(a)
     Ratio of operating expenses
          to average net assets net of reimbursement ....           1.03%(c)             1.00%(a)
     Portfolio turnover rate ............................             49%                 127%

----------
+ From commencement of investment operations on May 11, 1998 through December 31, 1998.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Annualized.
(b) During the period ended December 31, 1998 and 1999, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(c) The Fund incurred interest expense during the year ended December 31, 1999. If interest expense had not been incurred, the ratio of operating expenses to average net assets net of reimbursement would have been 1.00%.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 1999 and for the period from May 11, 1998 (commencement of operations) to December 31, 1998 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund of Gabelli Global Series Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2000                            /s/ Signature
                                             Grant Thornton LLP

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $0.73 per share and long term capital gains totaling $0.12 per share. For the fiscal year ended December 31, 1999, 9.48% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 3.35%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Opportunity Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://www.gabelli.com
                            E-MAIL: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Karl Otto Pohl
CHAIRMAN AND CHIEF                         FORMER PRESIDENT
INVESTMENT OFFICER                         DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                        Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT               MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK               LAWRENCE HOSPITAL

Anthony J. Colavita                        Anthonie C. van Ekris
ATTORNEY-AT-LAW                            MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                  BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                    Marc J. Gabelli
PRESIDENT AND CHIEF                      PORTFOLIO MANAGER
INVESTMENT OFFICER

Caesar Bryan                             Bruce N. Alpert
PORTFOLIO MANAGER                        VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q499SR

                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999